________________________________________________________________________________
                                                                   Exhibit 25(b)


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          __________________________

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE
             Check if an Application to Determine Eligibility of
                  a Trustee Pursuant to Section 305(b)(2)___
           _______________________________________________________

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

111 East Wacker Drive,                                   36-4046888
Suite 3000                                    I.R.S. Employer Identification No.
Chicago, Illinois                                          60601
(Address of principal executive offices)                (Zip Code)


                                Patricia M. Trlak
                        111 East Wacker Drive, Suite 3000
                             Chicago, Illinois 60601
                            Telephone (312) 228-9447
            (Name, address and telephone number of agent for service)


                                 Aon CORPORATION
               (Exact name of obligor as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                   36-3051915
                      (I.R.S. Employer Identification No.)

123 NORTH WACKER DRIVE
CHICAGO, ILLINOIS                                              60606
(Address of Principal Executive Offices)                     (Zip Code)

                       SENIOR SUBORDINATED DEBT SECURITIES
                       (Title of the Indenture Securities)

________________________________________________________________________________

                                    FORM T-1
                                    --------


ITEM  1.  GENERAL  INFORMATION.   Furnish  the  following  information  as  to
     the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.
                  Comptroller of the Currency Washington, D.C.

         b) Whether it is authorized to exercise corporate trust powers.
                  Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
            None

ITEMS 3-15  Not applicable because, to the best of Trustee's knowledge, the
            Trustee is not a trustee under any other indenture under which any other securities or certificates of interest or participation in any other securities of the obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under this indenture.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 to Item 16 of Form T-1, Registration No. 333-18235*

         2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 to Item 16 of Form T-1, Registration No. 333-18235 .*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 to Item 16 of Form T-1, Registration No. 333-18235*

         4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 to Item 16 of Form T-1, Registration No. 333-18235*

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 333-18235*

         7. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority, filed herewith.

         8. Not applicable.

         9. Not applicable.

     *  See* at top of page 3

     * Exhibits thus designated are incorporated herein by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.



                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois on the 18th day of May, 1999.


                              U.S. BANK TRUST NATIONAL ASSOCIATION

                              By:   /s/ Patricia M. Trlak
                                    --------------------------------
                                    Patricia M. Trlak
                                    Vice President and Assistant Secretary

U.S. Bank Trust National Association Call Date:12/31/1998 ST-BK:17-1638 FFIEC033
400 North  Michigan Avenue                                             Page RC-1
Chicago, IL  60611                    Vendor ID: D        CERT:34094
                                                                          9

Transit Number:  09600069

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1998

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet
                                                                      C200 <-
                                                                                      Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------
ASSETS                                                                          RCON
1. Cash and balances due from depository institutions (from Schedule RC-A):     ----
   a. Noninterest-bearing balances and currency and coin (1)____________________0081. .        11,111    1.a
   b. Interest-bearing balances (2)____________________________________________ 0071. .        48,890    1.b
2. Securities:
   a. Held-to-maturity securities (from Schedule RC-B, column A)________________1754. .             0    2.a
   b. Available-for-sale securities (from Schedule RC-B, column D)______________1773. .         3,735    2.b
3. Federal funds sold and securities purchased under agreements to resell_______1350. .             0    3.
4. Loans and lease financing receivables:
   a. Loans and leases, net of unearned income                         RCON
                                                                       ----
      (from Schedule RC-C) ____________________________________________2122. .         0 .  .  .  .  .   4.a
   b.   LESS: Allowance for loan and lease losses______________________3123. .         0 .  .  .  .  .   4.b
   c.   LESS:  Allocated transfer risk reserve_________________________3128. .         0 .  .  .  .  .   4.c2
   d.  Loans and leases, net of unearned income,
      allowance, and reserve (item 4.a minus 4.b and 4.c)_______________________2125. .              0   4.d
5. Trading assets_______________________________________________________________3545. .              0   5.
6. Premises and fixed assets (including capitalized leases)____________________ 2145. .             82   6.
7. Other real estate owned (from Schedule RC-M)________________________________ 2150. .              0   7.
8. Investments in unconsolidated subsidiaries and associated companies (from
   Schedule RC-M)______________________________________________________________ 2130. .              0   8.
9. Customers' liability to this bank on acceptances outstanding________________ 2155. .              0   9.
10.   Intangible assets (from Schedule RC-M)____________________________________2143. .         44,547  10.
11.   Other assets (from Schedule RC-F)_________________________________________2160. .          2,739  11.
12.   Total assets (sum of items 1 through 11)__________________________________2170. .        111,104  12.
_____________

(1)   Includes cash items in process of collection and unposted debits.
(2)   Includes time certificates of deposit not held for trading.

U.S. Bank Trust National Association Call Date:12/31/1998 ST-BK:17-1638 FFIEC033
400 North  Michigan Avenue                                             Page RC-2
Chicago, IL  60611                    Vendor ID: D        CERT:34094
                                                                           10
Transit Number:  09600069

SCHEDULE RC - CONTINUED
                                                                                      Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------
LIABILITIES
13.   Deposits:                                                                  RCON
   a. In domestic offices (sum of totals of                                      ----
      columns A and C from Schedule RC-E)_______________________________________ 2000. .             0   13.a
                                             RCON
                                             ----
      (1)Noninterest bearing (1) ____________6631. .              0                      .  .  .  .  .   13.a.1
      (2)Interest-bearing___________________ 6636. .              0                      .  .  .  .  .   13.a.2
   b. In foreign offices, Edge and Agreement subsidiaries, and IBFs_____________         .  .  .  .  .
      (1)Noninterest-bearing____________________________________________________         .  .  .  .  .
      (2)Interest-bearing_______________________________________________________         .  .  .  .  .
14.   Federal funds purchased and securities sold under agreements to repurchase 2800. .             0   14.
15.   a. Demand notes issued to the U.S. Treasury ______________________________ 2840. .             0   15.a
      b. Trading liabilities ___________________________________________________ 3548. .             0   15.b
16.   Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
   a. With a remaining maturity of one year or less ____________________________ 2332. .             0   16.a
   b. With a remaining maturity of more than one year through three years ______ A547. .             0   16.b
   c. With a remaining maturity of more than three years________________________ A548. .             0   16.c
17.   Not applicable
18.   Bank's liability on acceptances executed and outstanding__________________ 2920. .             0   18.
19.   Subordinated notes and debentures (2)_____________________________________ 3200. .             0   19.
20.   Other liabilities (from Schedule RC-G)____________________________________ 2930. .         2,627   20.
21.   Total liabilities (sum of items 13 through 20)____________________________ 2948. .         2,627   21.
22.   Not applicable

EQUITY CAPITAL
23.   Perpetual preferred stock and related surplus_____________________________ 3838. .             0   23.
24.   Common stock______________________________________________________________ 3230. .         1,000   24.
25.   Surplus (exclude all surplus related to preferred stock)__________________ 3839. .       106,712   25.
26.   a. Undivided profits and capital reserves_________________________________ 3632. .           762   26.a
   b. Net unrealized holding gains (losses) on available-for-sale securities____ 8434. .             3   26.b
27.   Cumulative foreign currency translation adjustments_______________________         .  .  .  .  .
28.   Total equity capital (sum of items 23 through 27)_________________________ 3210. .       108,477   28.
29.   Total liabilities and equity capital (sum of items 21 and 28)_____________ 3300. .       111,104   29.

Memorandum

To be reported only with the March Report of Condition.


1.   Indicate  in the box at the right the  number of the  statement  below that best describes the most  comprehensive  level of auditing work performed by
     the  bank  by  independent   external   auditors  as  of  any  date  during
     1997_______________________________________________________________________ 6724. .           N/A   M.1

1     =  Independent  audit  of  the  bank     4    =  Directors'  examination of the bank
         conducted  in   accordance   with             performed    by   other    external
         generally    accepted    auditing             auditors  (may be required by state
         standards  by a certified  public     5    =  chartering authority)
2     =  accounting  firm which  submits a     6    =  Review    of    bank's    financial
         report on the bank                            statements by external auditors
         Independent  audit of the  bank's     7    =  Compilation     of    the    bank's
         parent holding company  conducted     8    =  financial  statements  by  external
         in  accordance   with   generally             auditors
3     =  accepted auditing  standards by a             Other audit  procedures  (excluding
         certified public  accounting firm             tax preparation work)
         which  submits  a  report  on the             No external audit work
         consolidated    holding   company
         (but not on the bank separately)
         Directors'   examination  of  the
         bank   conducted  in   accordance
         with generally  accepted autiding
         standards  by a certified  public
         accounting  firm (may be required
         by state chartering authority)
___________

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)   Includes limited life preferred stock and related surplus.

U.S. Bank Trust National Association Call Date:12/31/1998 ST-BK:17-1638 FFIEC033
400 North  Michigan Avenue                                             Page RC-3
Chicago, IL  60611                    Vendor ID: D        CERT:34094
                                                                         11

Transit Number:  09600069

SCHEDULE RC-A - CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.
                                                                      C205 < -
                                                                                      Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and currency and coin:         RCON
                                                                                        ----
   a. Cash items in process of collection and unposted debits___________________________0020. .          0      1.a
   b. Currency and coin ________________________________________________________________0080. .          0      1.b
2. Balances due from depository institutions in the U.S.:
   a. U.S. branches and agencies of foreign banks ______________________________________0083. .          0      2.a
   b. Other commercial banks in the U.S. and other depository institutions in the U.S. _0085. .     60,001      2.b
3. Balances due from banks in foreign countries and foreign central banks:
   a. Foreign branches of other U.S. banks _____________________________________________0073. .          0      3.a
   b. Other banks in foreign countries and foreign central banks _______________________0074. .          0      3.b
4. Balances due from Federal Reserve Banks _____________________________________________0090. .          0      4.
5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)__0010. .     60,001      5.


MEMORANDUM
                                                                                      Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------
1. Noninterest-bearing balances due from commercial banks in the U.S.              RCON
                                                                                   ----
   (included in items 2.a and 2.b above) _________________________________________ 0050. .         11,111      M.1